                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                           _________________________



                                    FORM 8-K



                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):October 15, 1997



              GREEN TREE FLOORPLAN RECEIVABLES MASTER TRUST 1995-1
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



          MINNESOTA                   33-62433             APPLIED FOR
 --------------------------------------------------------------------------
(State or other jurisdiction        (Commission           (IRS employer
      of incorporation)             file numbers)       identification no.)



 1100 LANDMARK TOWERS, 345 ST. PETER STREET, SAINT PAUL, MINNESOTA  55102-1639
 -----------------------------------------------------------------------------
  (Address of principal executive offices)                       (Zip code)



      Registrant's telephone number, including area code: (612) 293-3400
                                                          ---------------



                                 NOT APPLICABLE
 --------------------------------------------------------------------------
          (Former name or former address, if changed since last report.)

     ITEM 5.  OTHER EVENTS.
              ------------



                Pursuant to the Pooling and Servicing Agreement between Green Tree Financial Corporation (the "Servicer") and Norwest Bank Minnesota (the "Trustee"), on October 15, 1997, the Trustee made distributions to the holders of the certificates representing interests in the Trust (the "Certificateholders") and delivered to the Certificateholders the Monthly Report required by Section
                1.01 of the Servicing Agreement attached hereto as Exhibit 99.1.



     ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
              ---------------------------------



                (c)  Exhibits.



                     The following is filed herewith. The exhibit number corresponds with Item 601(b) of Regulation S-K.



                     Exhibit No.    Description
                     -----------    -----------



                        99.1        Monthly Report delivered to
                                    Certificateholders on
                                    October 15, 1997.

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



     Dated: October 15, 1997



                                 FLOORPLAN RECEIVABLES MASTER TRUST
                                 1995-1



                                 By  GREEN TREE FINANCIAL CORPORATION
                                     as Servicer with respect to the Trust




                                 By: /s/ Phyllis A. Knight
                                     ----------------------------
                                     Phyllis A. Knight
                                     Vice President and Treasurer

                             INDEX TO EXHIBITS



EXHIBIT
NUMBER                                                       PAGE
------                                                       ----



 99.1      Monthly Report delivered to Certificateholders      5
           on October 15, 1997.